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EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-33974) pertaining to the Apropos Technology, Inc. 2000 Omnibus Incentive Plan and the Apropos Technology, Inc. Employee Stock Purchase Plan of 2000, of our report dated February 26, 2001, with respect to the consolidated financial statements incorporated herein by reference, included in this Annual Report on Form 10-K.


                                           /s/ ERNST & YOUNG LLP
                                           Ernst & Young LLP


Chicago, Illinois
March 29, 2001